UBS MULTI-STRAT FUND, L.L.C.
SUPPLEMENT DATED FEBRUARY 28, 2005 TO
STATEMENT OF ADDITIONAL INFORMATION
Dated August 6, 2004

The information set forth below supplements the information contained under the caption "Directors" in the Statement of Additional Information dated August 6, 2004 of UBS Multi-Strat Fund, L.L.C. (the "Fund"). Prospective investors are urged to read the Fund's Prospectus and Limited Liability Company Agreement carefully, which is provided together with (or has preceded) this Supplement.

Directors

Effective February 7, 2005, Mitchell A. Tanzman resigned as Director and Principal Executive Officer of the Fund.

On February 8, 2005, Richard Sipes became Principal Executive Officer of the Fund for an indefinite term. Mr. Sipes is 58 and has been with UBS/PaineWebber since 1978. His principal occupation during the past five years has been serving as Executive Vice President of UBS Financial Services Inc.; Deputy Head of Wealth Management International for UBS AG from August 2002 until December 2003; and co-head of UBS AG’s Wealth Management & Business Banking Group’s European wealth management business from December 2000 until July 2002. Prior to December 2000, he served as Director of products and trading for PaineWebber Incorporated. Mr. Sipes’ address is c/o UBS Financial Securities Inc., 1285 Avenue of the Americas, New York, NY 10019.